                                                                    EXHIBIT 10.1

                CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of October 14, 2002 (the "Amendment Date"), is among EGL, Inc., each of its Subsidiaries party hereto, Bank of America, National Association (in its capacity as collateral and administrative agent for the Lenders), and each of the lending institutions party hereto.

                                    RECITALS:

         A. The Loan Parties, the Lenders, and the Agent are parties to the certain Credit Agreement dated as of December 20, 2001, as amended by the First Amendment to Credit Agreement dated as of March 7,2002 (the "Credit Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

         B. Prior to the date of this Amendment, the Loan Parties requested consent from the Agent and the Lenders with respect to the Parent's purchase on August 30, 2002 of certain real property located at 5601 N.W. 72 Avenue, Miami, Florida (the "Miami Real Property Purchase") from Krystal Capital Management, LP (a limited partnership owned and controlled primarily by the Parent's chief executive officer, James R. Crane) for a purchase price of $9,784,891. The Majority Lenders consented to the Miami Real Property Purchase prior to consummation thereof, and the Loan Parties have requested that the Majority Lenders memorialize such consent in this Amendment.

         C. The Loan Parties have requested that the Lenders consent to the repurchase by the Parent of shares of its Capital Stock in one or more transactions (for aggregate cash consideration up to but not exceeding $15,000,000) which, due solely to non-satisfaction of the condition specified by clause (c) of the definition of Permitted Stock Repurchases, would not constitute Permitted Stock Repurchases.

         D. The Loan Parties have proposed that the Credit Agreement be amended to permit the Parent to provide certain unsecured agreements of Guaranty in an amount not exceeding $15,000,000 at any time outstanding.

         E. The Loan Parties and the undersigned Lenders wish to amend certain provisions of the Credit Agreement as provided hereinbelow.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 1

                                    ARTICLE 1


                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                    ARTICLE 2

          Consent to Miami Real Property Purchase and Stock Repurchase

         Section 2.1 Consent to Miami Real Property Purchase. Notwithstanding anything in the Credit Agreement to the contrary, including, Section 7.10,
Section 7.15 thereof, the Majority Lenders hereby confirm their consent to the Miami Real Property Purchase, effective as of August 30, 2002.

         Section 2.2 Consent to Stock Repurchase. The Majority Lenders hereby consent to the purchase by the Parent of its Capital Stock in one or more transactions which, due solely to non-satisfaction of the condition specified by clause (c) of the definition of Permitted Stock Repurchases, but for this Amendment would not constitute Permitted Stock Repurchases, provided, that (a) the aggregate purchase price for all shares in such purchases shall not exceed $15,000,000 and (b) except for the conditions specified in clause (c) of the definition of Permitted Stock Repurchase, all conditions for each such purchase pursuant to the Credit Agreement shall have been met at the time of each such purchase; provided further, that all such purchases in conformance with the requirements of this Section 2.2 shall be included as Permitted Stock Repurchases for all purposes of the Credit Agreement.

                                    ARTICLE 3

                                   Amendments

         Section 3.1 Amendment to Section 7.12 of the Credit Agreement. Effective as of the Amendment Date, Section 7.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         Section 7.12 Guaranties. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall make, issue, or become liable on any Guaranty, except (a) Guaranties of the Debt of a Consolidated Member, excluding an Unrestricted Subsidiary, allowed under clauses (a) and (c) of Section 7.13, or clauses (b) or (d) of Section 7.13 to the extent any such Guaranty of any such Debt exists on the Closing Date and (b) agreements of Guaranty by the Parent (i) guaranteeing reimbursement obligations owing by a Foreign Subsidiary in respect of letters of credit issued by a letter of credit issuer in support of trade payables of such Foreign Subsidiary arising in the ordinary course of its business and (ii) in favor of financial institutions in


CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 2 respect of treasury management, funds transfers and similar banking products provided by such financial institution to a Foreign Subsidiary in the ordinary course of its business, provided, that all such agreements of Guaranty under clauses (i) and (ii) preceding do not exceed $15,000,000 in the aggregate at any time outstanding.

         Section 3.2 Amendment to Section 7.19 of the Credit Agreement. Effective as of the Amendment Date, Section 7.19 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 7.19 Sale and Leaseback Transactions. No Consolidated Member, excluding the Unrestricted Subsidiaries, shall, directly or indirectly, enter into any arrangement (a "sale and leaseback arrangement") with any Person which provides for a Consolidated Member to lease or rent property that a Consolidated Member has sold or will sell or otherwise transfer to such Person if, after giving effect to such arrangement, the aggregate value (determined on a valuation basis acceptable to the Agent) of all property which has been made subject to a sale and leaseback arrangement under this Section (excluding sale and leaseback arrangements on (i) the Parent's headquarters location in Houston, Texas, (ii) the Parent's facility in Denver, Colorado and
         (iii) the Parent's property located at 5601 N.W. 72 Avenue, Miami, Florida) would exceed $15,320,000.

         Section 3.3 Amendment to Section 7.28 of the Credit Agreement. Effective as of the Amendment Date, Section 7.28 of the Credit Agreement is hereby amended to (i) delete the word "and" that precedes clause (iii), and (ii) delete the period at the end of clause (iii) and insert the following in place thereof:

                  and (iv) on or before December 15, 2002, the Real Estate and the improvements thereon owned by the Parent located at 5601 N.W. 72 Avenue, Miami, Florida, if not sold by the Parent prior to December 15,2002 in a transaction permitted by Sections 7.9 or 7.19.

         Section 3.4 Amendment to Annex A of the Credit Agreement. Effective as of the Amendment Date, Annex A of the Credit Agreement is hereby amended by amending and restating each of the following definitions contained therein to read in their entirety as follows:

                  "Adjusted Tangible Net Worth Requirement" means, as of the end of each fiscal quarter of the Parent ending after the Closing Date, an amount equal to the amount specified corresponding to the applicable fiscal quarter end in the table below, respectively:




CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 3

-------------------------------------------------------------------------------------
              Fiscal Quarter End                        Adjusted Tangible Net Worth
                                                                Requirement
-------------------------------------------------------------------------------------
Fiscal quarter ending June 30, 2002 and              $260,000,000 plus the cumulative
each fiscal quarter ending thereafter                amount of all Adjusted Tangible
                                                     Net Worth Requirement Increases
-------------------------------------------------------------------------------------

                  "Adjusted Tangible Net Worth Requirement Increase" means an amount, not less than zero Dollars ($0), determined for the Parent and its Subsidiaries, excluding the Unrestricted Subsidiaries, on a consolidated basis as of the end of any fiscal quarter of the Parent, commencing with the fiscal quarter ending March 31, 2002, equal to the sum of (a) seventy-five percent (75.0%) of the amount (not less than zero) of Net Income for such fiscal quarter, plus (b) seventy-five percent (75.0%) of the net amount of all equity proceeds received during such fiscal quarter minus (c) the aggregate amount of all Permitted Stock Repurchases (excluding any such Permitted Stock Repurchases made pursuant to Section 2.2 of the certain Consent and Second Amendment to Credit Agreement dated October 14, 2002 among the Loan Parties, Agent and the Lenders) during such fiscal quarter plus or minus, as the case may be, (d) without duplication, adjustments (increases or decreases) to net worth made during such period pursuant to Statement of Financial Accounting Standards (SFAS) 142.

                                    ARTICLE 4

                                   Conditions

         Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                           (i) Amendment Documents. This Amendment and any other
                  instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Loan Parties in connection with this Amendment, in each case duly executed (the "Amendment Documents");

                           (ii) Additional Information. The Agent shall have
                  received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby; and

                           (iii) Amendment Fee. The Borrowers shall have paid to
                  the Agent, for the benefit of the Lenders executing and delivering to the Agent a copy of this Amendment a fee with respect to the consents and waivers included herein in the amount of $75,000.

CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 4

                           (iv) Expenses. The Borrowers shall have paid to the
                  Agent all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Credit Agreement or this Amendment.

                  (b) The representations and warranties contained herein, in the Credit Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

                  (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent; and

                  (d) No Default or Event of Default shall be in existence after giving effect to this Amendment.

                                    ARTICLE 5

                                  Miscellaneous

         Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the Loan Parties, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 5.2 Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Loan Party and will not violate such Loan Party's organizational or governing document, (b) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and (c) after giving effect to this Amendment, no Default or Event of Default exists.

         Section 5.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender, or any



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 5 closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

         Section 5.4 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

         Section 5.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.6 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES.

         Section 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Agent, and the Lenders and their respective successors and assigns, except no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

         Section 5.8 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                  [Remainder of page intentionally left blank]

CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 6

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the Effective Date specified in the introductory paragraph hereof.


                                        LOAN PARTIES:

                                        EGL, INC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------


                                        By: /s/ DOUGLAS SECKEL
                                           ------------------------------
                                        Name: Douglas Seckel
                                             ----------------------------
                                        Title: Treasurer
                                              ---------------------------

                                        ALROD INTERNATIONAL, INC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------

                                        CIRCLE AIRFREIGHT JAPAN, LTD.

                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------

                                        CIRCLE OVERSEAS CORP.

                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------

CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 7

                                        CIRCLE INTERNATIONAL GROUP, INC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------


                                        CIRCLE INTERNATIONAL HOLDINGS,
                                        INC.


                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------


                                        CIRCLE INTERNATIONAL, INC.


                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------

                                        DARRELL S. SEKIN & CO.


                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------


                                        By: /s/ DOUGLAS SECKEL
                                           ------------------------------
                                        Name: Douglas Seckel
                                             ----------------------------
                                        Title: Treasurer
                                              ---------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 8

                                        EAGLE MARTTIME SERVICES, INC.


                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------------


                                        By: /s/ DOUGLAS SECKEL
                                           ------------------------------------
                                        Name: Douglas Seckel
                                             ----------------------------------
                                        Title: Treasurer
                                              ---------------------------------

                                        EAGLE PARTNERS, L.P.

                                        By:   EUSA HOLDINGS, INC.
                                              its General Partner

                                              By:/s/ ELIJIO V. SERRANO
                                                 ------------------------------
                                              Name: Elijio V. Serrano
                                                   ----------------------------
                                              Title: Sr. Vice President and CFO
                                                    ---------------------------


                                        EAGLE USA IMPORT BROKERS, JNC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------------



                                        EGL (CANADA) HOLDING COMPANY,
                                        INC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ------------------------------------
                                        Name: Elijio V. Serrano
                                             ----------------------------------
                                        Title: Sr. Vice President and CFO
                                              ---------------------------------



CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 9

                                        EGL DELAWARE LIMITED LIABILITY
                                        COMPANY

                                        By: /s/ E. JOSEPH BENTO
                                           ----------------------------------
                                        Name: E. Joseph Bento
                                             --------------------------------
                                        Title: Vice President
                                              -------------------------------

                                        By: /s/ DOUGLAS SECKEL
                                           ----------------------------------
                                        Name: Douglas Seckel
                                             --------------------------------
                                        Title: Treasurer
                                              -------------------------------

                                        EGL EAGLE GLOBAL LOGISTICS, LP

                                        By:   EGL MANAGEMENT, LLC,
                                              Sole General Partner


                                              By:/s/ E. JOSEPH BENTO
                                                 ----------------------------
                                              Name: E. Joseph Bento
                                                   --------------------------
                                              Title: Vice President
                                                    -------------------------

                                              By:/s/ DOUGLAS A. SECKEL
                                                 ----------------------------
                                              Name: Douglas A. Seckel
                                                   --------------------------
                                              Title: Treasurer
                                                    -------------------------



                                        EGL MANAGEMENT, LLC

                                        By: /s/ E. JOSEPH BENTO
                                           ----------------------------------
                                        Name: E. Joseph Bento
                                             --------------------------------
                                        Title: Vice President
                                              -------------------------------


                                        By: /s/ DOUGLAS SECKEL
                                           ----------------------------------
                                        Name: Douglas Seckel
                                             --------------------------------
                                        Title: Treasurer
                                              -------------------------------


CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 10

                                        EUSA HOLDINGS, INC.


                                        By:/s/ ELIJIO V. SERRANO
                                           ----------------------------------
                                        Name: Elijio V. Serrano
                                             --------------------------------
                                        Title: Sr. Vice President and CFO
                                              -------------------------------


                                        EUSA PARTNERS, INC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ----------------------------------
                                        Name: Elijio V. Serrano
                                             --------------------------------
                                        Title: Sr. Vice President and CFO
                                              -------------------------------

                                        HARPER ROBINSON & CO., INC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ----------------------------------
                                        Name: Elijio V. Serrano
                                             --------------------------------
                                        Title: Sr. Vice President and CFO
                                              -------------------------------


                                        J.R. MICHELS, INCORPORATED

                                        By:/s/ ELIJIO V. SERRANO
                                           ----------------------------------
                                        Name: Elijio V. Serrano
                                             --------------------------------
                                        Title: Sr. Vice President and CFO
                                              -------------------------------

                                        MAX GRUENHUT INTERNATIONAL,
                                        INC.

                                        By:/s/ ELIJIO V. SERRANO
                                           ----------------------------------
                                        Name: Elijio V. Serrano
                                             --------------------------------
                                        Title: Sr. Vice President and CFO
                                              -------------------------------


CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 11

                                        EGL EAGLE GLOBAL LOGISTICS
                                        (CANADA) CORP.

                                        By: /s/ CHRISTOPHER RALPH
                                           ----------------------------
                                        Name: Christopher Ralph
                                             --------------------------
                                        Title: President
                                              -------------------------

                                        AGENT:

                                        BANK OF AMERICA,
                                        NATIONAL ASSOCIATION

                                        By: /s/ STEVEN W. SHARP
                                           ----------------------------
                                        Name: Steven W. Sharp
                                             --------------------------
                                        Title: Vice President
                                              -------------------------



                                        LENDERS:

                                        BANK OF AMERICA,
                                        NATIONAL ASSOCIATION

                                        By: /s/ STEVEN W. SHARP
                                           ----------------------------
                                        Name: Steven W. Sharp
                                             --------------------------
                                        Title: Vice President
                                              -------------------------


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By: /s/ LAWRENCE WEINSTEIN
                                           ----------------------------
                                        Name: Lawrence Weinstein
                                             --------------------------
                                        Title: Vice President
                                              -------------------------

                                        TRANSAMERICA BUSINESS CAPITAL
                                        CORPORATION

                                        By: /s/ [ILLEGIBLE]
                                           ----------------------------
                                        Name: [ILLEGIBLE]
                                             --------------------------
                                        Title: Senior Vice President
                                              -------------------------


CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT - Page 12